Exhibit 25.1


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                                    FORM T-1

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                             SECTION 305(b)(2) |__|


                              THE BANK OF NEW YORK
               (Exact name of trustee as specified in its charter)

New York                                                   13-5160382
(State of incorporation                                    (I.R.S. employer
if not a U.S. national bank)                               identification no.)

One Wall Street, New York, N.Y.                            10286
(Address of principal executive offices)                   (Zip code)


                        SUN INTERNATIONAL HOTELS LIMITED
               (Exact name of obligor as specified in its charter)

Commonwealth of The Bahamas                                98-0136554
(State or other jurisdiction of                            (I.R.S. employer
incorporation or organization)                             identification no.)

Coral Towers
Paradise Island, The Bahamas
(Address of principal executive offices)                   (Zip code)

                      SUN INTERNATIONAL NORTH AMERICA, INC.
               (Exact name of obligor as specified in its charter)

Delaware                                                   59-0763055
(State or other jurisdiction of                            (I.R.S. employer
incorporation or organization)                             identification no.)

1415 E. Sunrise Blvd.
Ft. Lauderdale, FL                                         33304
(Address of principal executive offices)                   (Zip code)



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                        Sun International Bahamas Limited
               (Exact name of obligor as specified in its charter)

Commonwealth of The Bahamas                                Not Applicable
(State or other jurisdiction of                            (I.R.S. employer
incorporation or organization)                             identification no.)

Coral Towers
Paradise Island, The Bahamas
(Address of principal executive offices)                   (Zip code)

                          Paradise Acquisitions Limited
               (Exact name of obligor as specified in its charter)

Commonwealth of The Bahamas                                Not Applicable
(State or other jurisdiction of                            (I.R.S. employer
incorporation or organization)                             identification no.)

Coral Towers
Paradise Island, The Bahamas
(Address of principal executive offices)                   (Zip code)

                             Paradise Island Limited
               (Exact name of obligor as specified in its charter)

Commonwealth of The Bahamas                                Not Applicable
(State or other jurisdiction of                            (I.R.S. employer
incorporation or organization)                             identification no.)

Coral Towers
Paradise Island, The Bahamas
(Address of principal executive offices)                   (Zip code)

                          Paradise Enterprises Limited
               (Exact name of obligor as specified in its charter)

Commonwealth of The Bahamas                                Not Applicable
(State or other jurisdiction of                            (I.R.S. employer
incorporation or organization)                             identification no.)

Coral Towers
Paradise Island, The Bahamas
(Address of principal executive offices)                   (Zip code)



                          Island Hotels Company Limited

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               (Exact name of obligor as specified in its charter)

Commonwealth of The Bahamas                                Not Applicable
(State or other jurisdiction of                            (I.R.S. employer
incorporation or organization)                             identification no.)

Coral Towers
Paradise Island, The Bahamas
(Address of principal executive offices)                   (Zip code)

                           Paradise Beach Inn Limited
               (Exact name of obligor as specified in its charter)

Commonwealth of The Bahamas                                Not Applicable
(State or other jurisdiction of                            (I.R.S. employer
incorporation or organization)                             identification no.)

Coral Towers
Paradise Island, The Bahamas
(Address of principal executive offices)                   (Zip code)

                      Sun International Management Limited
               (Exact name of obligor as specified in its charter)

British Virgin Islands                                     Not Applicable
(State or other jurisdiction of                            (I.R.S. employer
incorporation or organization)                             identification no.)

Coral Towers
Paradise Island, The Bahamas
(Address of principal executive offices)                   (Zip code)

                                 Sun Cove, Ltd.
               (Exact name of obligor as specified in its charter)

Connecticut                                                36-4041616
(State or other jurisdiction of                            (I.R.S. employer
incorporation or organization)                             identification no.)

10 Floor, 1415 E. Sunrise Blvd.
Ft. Lauderdale, FL                                         33304
(Address of principal executive offices)                   (Zip code)



                         Sun International Nevada, Inc.
               (Exact name of obligor as specified in its charter)


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Nevada                                                     65-0922984
(State or other jurisdiction of                            (I.R.S. employer
incorporation or organization)                             identification no.)

10 Floor, 1415 E. Sunrise Blvd.
Ft. Lauderdale, FL                                         33304
(Address of principal executive offices)                   (Zip code)

                         Sun International Resorts Inc.
               (Exact name of obligor as specified in its charter)

Florida                                                    65-0483525
(State or other jurisdiction of                            (I.R.S. employer
incorporation or organization)                             identification no.)

10 Floor, 1415 E. Sunrise Blvd.
Ft. Lauderdale, FL                                         33304
(Address of principal executive offices)                   (Zip code)

                                    PIV, Inc.
               (Exact name of obligor as specified in its charter)

Florida                                                    65-0483531
(State or other jurisdiction of                            (I.R.S. employer
incorporation or organization)                             identification no.)

10 Floor, 1415 E. Sunrise Blvd.
Ft. Lauderdale, FL                                         33304
(Address of principal executive offices)                   (Zip code)

                                    ISS, Inc.
               (Exact name of obligor as specified in its charter)

Florida                                                    65-0483536
(State or other jurisdiction of                            (I.R.S. employer
incorporation or organization)                             identification no.)

10 Floor, 1415 E. Sunrise Blvd.
Ft. Lauderdale, FL                                         33304
(Address of principal executive offices)                   (Zip code)




                        Sun International Marketing, Inc.
               (Exact name of obligor as specified in its charter)


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Florida                                                    65-0880994
(State or other jurisdiction of                            (I.R.S. employer
incorporation or organization)                             identification no.)

10 Floor, 1415 E. Sunrise Blvd.
Ft. Lauderdale, FL                                         33304
(Address of principal executive offices)                   (Zip code)

                            Sun Cove California, Inc.
               (Exact name of obligor as specified in its charter)

Delaware                                                   65-0932228
(State or other jurisdiction of                            (I.R.S. employer
incorporation or organization)                             identification no.)

10 Floor, 1415 E. Sunrise Blvd.
Ft. Lauderdale, FL                                         33304
(Address of principal executive offices)                   (Zip code)

                             Sun Cove New York, Inc.
               (Exact name of obligor as specified in its charter)

Delaware                                                   65-1069728
(State or other jurisdiction of                            (I.R.S. employer
incorporation or organization)                             identification no.)

10 Floor, 1415 E. Sunrise Blvd.
Ft. Lauderdale, FL                                         33304
(Address of principal executive offices)                   (Zip code)

                        Sun International New York, Inc.
               (Exact name of obligor as specified in its charter)

New York                                                   13-4027976
(State or other jurisdiction of                            (I.R.S. employer
incorporation or organization)                             identification no.)

10 Floor, 1415 E. Sunrise Blvd.
Ft. Lauderdale, FL                                         33304
(Address of principal executive offices)                   (Zip code)



                       Sun International Timeshare Limited
               (Exact name of obligor as specified in its charter)

Commonwealth of The Bahamas                                Not Applicable


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(State or other jurisdiction of                            (I.R.S. employer
incorporation or organization)                             identification no.)

Coral Towers
Paradise Island, The Bahamas
(Address of principal executive offices)                   (Zip code)

                         Paradise Island Futures Limited
               (Exact name of obligor as specified in its charter)

Commonwealth of The Bahamas                                Not Applicable
(State or other jurisdiction of                            (I.R.S. employer
incorporation or organization)                             identification no.)

Coral Towers
Paradise Island, The Bahamas
(Address of principal executive offices)                   (Zip code)

                      Sun International Development Limited
               (Exact name of obligor as specified in its charter)

Commonwealth of The Bahamas                                Not Applicable
(State or other jurisdiction of                            (I.R.S. employer
incorporation or organization)                             identification no.)

Coral Towers
Paradise Island, The Bahamas
(Address of principal executive offices)                   (Zip code)

                       Paradise Security Services Limited
               (Exact name of obligor as specified in its charter)

Commonwealth of The Bahamas                                Not Applicable
(State or other jurisdiction of                            (I.R.S. employer
incorporation or organization)                             identification no.)

Coral Towers
Paradise Island, The Bahamas
(Address of principal executive offices)                   (Zip code)





                                Sunonline Limited
               (Exact name of obligor as specified in its charter)

Commonwealth of The Bahamas                                Not Applicable
(State or other jurisdiction of                            (I.R.S. employer


                                      -6-


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incorporation or organization)                             identification no.)

Coral Towers
Paradise Island, The Bahamas
(Address of principal executive offices)                   (Zip code)

                            Bahamas e-Trading Limited
               (Exact name of obligor as specified in its charter)

Commonwealth of The Bahamas                                Not Applicable
(State or other jurisdiction of                            (I.R.S. employer
incorporation or organization)                             identification no.)

Coral Towers
Paradise Island, The Bahamas
(Address of principal executive offices)                   (Zip code)

                     Sun International Network Data Limited
               (Exact name of obligor as specified in its charter)

Commonwealth of The Bahamas                                Not Applicable
(State or other jurisdiction of                            (I.R.S. employer
incorporation or organization)                             identification no.)

Coral Towers
Paradise Island, The Bahamas
(Address of principal executive offices)                   (Zip code)

                             Sunonline (IOM) Limited
               (Exact name of obligor as specified in its charter)

Isle of Man                                                Not Applicable
(State or other jurisdiction of                            (I.R.S. employer
incorporation or organization)                             identification no.)

Coral Towers
Paradise Island, The Bahamas
(Address of principal executive offices)                   (Zip code)




                Sun International Development (Timeshare) Limited
               (Exact name of obligor as specified in its charter)

Commonwealth of The Bahamas                                Not Applicable
(State or other jurisdiction of                            (I.R.S. employer
incorporation or organization)                             identification no.)


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Coral Towers
Paradise Island, The Bahamas
(Address of principal executive offices)                   (Zip code)

                   Sun Hotels International (Bermuda), Limited
               (Exact name of obligor as specified in its charter)

Bermuda                                                    Not Applicable
(State or other jurisdiction of                            (I.R.S. employer
incorporation or organization)                             identification no.)

Coral Towers
Paradise Island, The Bahamas
(Address of principal executive offices)                   (Zip code)

                        Sun International Finance Limited
               (Exact name of obligor as specified in its charter)

British Virgin Islands                                     Not Applicable
(State or other jurisdiction of                            (I.R.S. employer
incorporation or organization)                             identification no.)

Coral Towers
Paradise Island, The Bahamas
(Address of principal executive offices)                   (Zip code)

                           Aberdeen Management Limited
               (Exact name of obligor as specified in its charter)

Channel Islands                                            Not Applicable
(State or other jurisdiction of                            (I.R.S. employer
incorporation or organization)                             identification no.)

Coral Towers
Paradise Island, The Bahamas
(Address of principal executive offices)                   (Zip code)




                                 Sun Vacances SA
               (Exact name of obligor as specified in its charter)

France                                                     Not Applicable
(State or other jurisdiction of                            (I.R.S. employer
incorporation or organization)                             identification no.)


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Coral Towers
Paradise Island, The Bahamas
(Address of principal executive offices)                   (Zip code)

                                    Birbo NV
               (Exact name of obligor as specified in its charter)

Netherlands Antilles                                       Not Applicable
(State or other jurisdiction of                            (I.R.S. employer
incorporation or organization)                             identification no.)

Coral Towers
Paradise Island, The Bahamas
(Address of principal executive offices)                   (Zip code)

                     Sun Hotels International Management NV
               (Exact name of obligor as specified in its charter)

Netherlands Antilles                                       Not Applicable
(State or other jurisdiction of                            (I.R.S. employer
incorporation or organization)                             identification no.)

Coral Towers
Paradise Island, The Bahamas
(Address of principal executive offices)                   (Zip code)

                                    Birbo BV
               (Exact name of obligor as specified in its charter)

Netherlands                                                Not Applicable
(State or other jurisdiction of                            (I.R.S. employer
incorporation or organization)                             identification no.)

Coral Towers
Paradise Island, The Bahamas
(Address of principal executive offices)                   (Zip code)




                                  Purposeful BV
               (Exact name of obligor as specified in its charter)

Netherlands                                                Not Applicable
(State or other jurisdiction of                            (I.R.S. employer
incorporation or organization)                             identification no.)

Coral Towers


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Paradise Island, The Bahamas
(Address of principal executive offices)                   (Zip code)

                      Sun International Marketing (UK) Ltd.
               (Exact name of obligor as specified in its charter)

United Kingdom                                             Not Applicable
(State or other jurisdiction of                            (I.R.S. employer
incorporation or organization)                             identification no.)

Coral Towers
Paradise Island, The Bahamas
(Address of principal executive offices)                   (Zip code)

                   Sun International Network Services Limited
               (Exact name of obligor as specified in its charter)

United Kingdom                                             Not Applicable
(State or other jurisdiction of                            (I.R.S. employer
incorporation or organization)                             identification no.)

Coral Towers
Paradise Island, The Bahamas
(Address of principal executive offices)                   (Zip code)

                                 Debt Securities
                       (Title of the indenture securities)
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1.   General information.  Furnish the following information as to the Trustee:

  (a) Name and address of each examining or supervising authority to which it is subject.

------------------------------------
        Name                 Address
------------------------------------

   Superintendent of Banks of the           2 Rector Street, New York,
   State of New York                        N.Y.  10006, and Albany, N.Y. 12203

   Federal Reserve Bank of New York                 33 Liberty Plaza, New York,
                                                         N.Y.  10045

   Federal Deposit Insurance Corporation            Washington, D.C.  20429

   New York Clearing House Association              New York, New York   10005

   (b)    Whether it is authorized to exercise corporate trust powers.

   Yes.

2.      Affiliations with Obligor.

        If the obligor is an affiliate of the trustee, describe each such affiliation.

        None.

16.     List of Exhibits.

          Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the "Act") and 17 C.F.R. 229.10(d).

          1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

          4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)

          6. The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 33-44051.)

          7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.



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                                   SIGNATURE



     Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 2nd day of May, 2002.


                                             THE BANK OF NEW YORK



                                             By:  /s/  ROBERT A. MASSIMILLO
                                                ---------------------------
                                                Name: ROBERT A. MASSIMILLO
                                                Title:  VICE PRESIDENT


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